EXHIBIT 10.21

SOUTHTRUST                                            REVOLVING LOAN AGREEMENT
SOUTHTRUST BANK
ST CAP FUNDS(SERVICEMARK)

BORROWER:                           SECURED PARTY:

NOR'EASTER MICRO, INC.                          SouthTrust Bank
808 3RD AVENUE SOUTH                            Post Office Box 2554
NASHVILLE,       TENNESSEE  37210               Birmingham, Alabama 35290
City     County    State      Zip               Attn:   Asset Based Lending
                                                        Department



      This Agreement dated October ___, 2000 (the "Effective Date") made by and between NOR'EASTER MICRO, INC., a Florida corporation ("Borrower") and SOUTHTRUST BANK, an Alabama state banking corporation, having its principal place of business in Birmingham, Alabama ("Bank").

                                  WITNESSETH:

      That for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual promises herein made, Bank and Borrower, intending to be and being legally bound, hereby agree as follows:

                        ARTICLE I - THE REVOLVING LOAN

      SECTION 1.1. Bank hereby agrees to lend to Borrower, and Borrower hereby agrees to borrow from Bank, upon the terms and conditions set forth in this Agreement, the maximum principal sum of up to the lesser of One Million Five Hundred Thousand dollars ($1,500,000) (the "Maximum Loan Amount") or the "Aggregate Loan Values" (defined below in Section 1.2) (the "Revolving Loan"). Borrower's obligation to repay the Revolving Loan and the interest thereon shall be evidenced by a promissory note (the "Note") in form and substance satisfactory to Bank. Until the earlier of November 1, 2001, (the "Maturity Date") or the occurrence of any Event of Default (as defined under Article VI of this Agreement), or any event that with notice or the lapse of time or both, would become an Event of Default, Borrower may borrow hereunder, prepay the principal sum of such loans in whole or in part without penalty, and reborrow hereunder, so long as the aggregate unpaid principal balance of such loans does not exceed the maximum principal amount set forth in the preceding sentence of this Section 1.1. Bank may require at any time that loans be made upon at least one banking day's notice to Bank. Bank may disburse each loan by credit to Borrower's transaction account with Bank, by check, or in such other manner as Borrower and Bank may agree. All interest payable hereunder or under the Note shall be calculated based on a 360-day year (i.e., computed on the actual number of days elapsed over a year of 360 days unless reference to a 365 or a 366-day year is necessary in order not to exceed the highest rate permitted by any applicable law).

      SECTION 1.2. Bank's obligation to advance funds under the Revolving Loan shall be limited to the lesser of the Maximum Loan Amount or the Aggregate Loan Values. For purposes of this Agreement, the "Aggregate Loan Values" shall consist of the sum of the Loan Value of Accounts and the Loan Value of Inventory. For purposes of this Agreement, Loan Value of Accounts shall mean an amount no greater than eighty-five percent (85%) of the Eligible Accounts of Borrower; and Loan Value of Inventory shall mean the lesser of 50% of Borrower's Eligible Inventory or $750,000. With respect to all Accounts, Borrower represents and warrants to Bank that Bank may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts.

      SECTION 1.3. Borrower agrees to pay interest on the Revolving Loan at the rate(s), on the date(s), and calculated by the method, set forth in the Note. Unless payment is required to be made earlier under the terms of the Note or pursuant to Section 6.2 of this Agreement following an Event of Default, Borrower shall pay the unpaid principal balance of the Revolving Loan in full on the Maturity Date.

      SECTION 1.4. Borrower shall submit a Borrower's report in the form prescribed by the Bank on the date of this Agreement and at least monthly (or at Bank's request, daily) thereafter during the term of this Agreement. Bank may, in its sole discretion, require that each advance made under the Revolving Loan be effected by Borrower's submitting (and the Bank's receiving) a Borrower's report at least one Business Day prior to the date Borrower desires the advance to be made. Bank shall, if all the terms and provisions of this Agreement have been met, including, without limitation, the absence of an Event of Default hereunder, make such advances. Each such Borrower's report shall be signed by an officer or employee of Borrower authorized by Borrower to execute such reports, whose name(s) shall be included in a certificate furnished to the Bank. Each request for a loan or advance made by Borrower pursuant to this Agreement or any of the other Loan Documents shall constitute (i) an automatic representation and warranty by Borrower to Bank that there does not then exist any default or Event of Default and (ii) a reaffirmation as of the date of said request that all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true in all material respects except for any changes in the nature of Borrower's business or operations that would render the information contained in any exhibit attached hereto either inaccurate or incomplete, so long as Bank has consented to such changes or such changes are expressly permitted by this Agreement.

      SECTION 1.5. Borrower shall pay to Bank an annual facility fee in the amount of $3,750.00 upon closing of the Revolving Loan and on each anniversary date of the closing (the "Facility Fee"), which fee shall be deemed fully earned at the closing of the transactions contemplated hereby, shall be paid concurrently with the initial Loan hereunder and shall not be subject to rebate except as may be required by any applicable law. The Facility Fee shall compensate Bank for the costs associated with the origination, structuring, processing, approving and closing of the transactions contemplated by this Agreement, including, but not limited to, administrative and general overhead, but not including any out-of-pocket or other expenses for which Borrower has agreed to reimburse Bank pursuant to any other provisions of this Agreement or any of the Loan Documents

      SECTION 1.6. During the term of this Agreement and for so long as any portion of the Loan shall be outstanding, Borrower shall pay to Bank an administrative fee (the "Administrative Fee") in the amount of $500.00 per month. The charge due pursuant to the terms of this paragraph shall be payable monthly, in arrears. The Administrative Fee shall be in addition to all other charges, interest and fees under this Agreement and shall act to compensate Bank in part for the costs of administering the Loan account and other services provided by Bank.




                                       2                     __________ initials

      SECTION 1.7. From and after the occurrence of an Event of Default, the Revolving Loan shall bear interest at a per annum rate of four percent (4%) in excess of the rate provided for in the Note (the "Default Rate"). Borrower acknowledges and agrees that the provisions herein and in the Note relating to the Default Rate represent a fair and reasonable estimate by Borrower and Bank of a fair average compensation for the loss that may be sustained by Bank due to the failure of Borrower to make timely payments with respect to the Obligations and for the cost and expenses that may be incurred by Bank by reason of the occurrence of an Event of Default, the parties recognizing that the damages caused by such extra administrative expenses and loss of the use of funds is impracticable or extremely difficult to ascertain or estimate. Interest at the Default Rate shall be paid without prejudice to the rights of Bank to collect any other amounts provided to be paid hereunder.

      SECTION 1.8. Borrower shall have no right to prepay the indebtedness represented hereby except for periodic repayments not resulting in termination of the agreement which arise out of application of funds in the Special Collection account provided for in Section 1.10 or except as provided in a separate writing executed by Bank.

      SECTION 1.9. The Revolving Loan shall in any event be fully due and payable upon the Maturity Date. TIME IS OF THE ESSENCE OF THIS AGREEMENT.

      SECTION  1.10.  Borrower  shall  open a special  collection  account  (the
"Special Collection Account") with Bank, or with another bank designated by Bank, in which all funds received by Borrower from any source whatsoever, including, without limitation, funds received from sales of Inventory, all refunds of taxes, all remittances by Borrower's Account Debtors, insurance proceeds, all bank wire transfers from Borrower's Account Debtors, and all other proceeds of Collateral, shall be deposited no later than the next regular banking day following receipt thereof. The Bank shall have the exclusive right to withdraw or debit funds from the Special Collection Account which may be accomplished by any directive signed by any authorized representative of the Bank. On a daily basis, the Collected Balance in the Special Collection Account shall be withdrawn by Bank and applied to the Revolving Loan, or, upon the occurrence of an Event of Default, to the other Loans. If any Borrower's report shall show insufficient Aggregate Loan Values to entitle Borrower to maintain the then current balance owing under the Revolving Loan after applying thereto the Collected Balance of the Special Collection Account, then Borrower shall immediately deposit into the Special Collection Account sufficient immediately available funds from which Bank may draw in order to reduce the principal balance of the Revolving Loan to the amount allowable under the provisions of this Agreement. At the request of the Bank, Borrower shall execute documents provided by the Bank to allow officers or authorized representatives of the Bank to sign checks drawn on accounts of Borrower maintained in other banks for the purpose of transferring funds representing proceeds of Collateral to an account or accounts of Borrower maintained with the Bank or another bank owned by SouthTrust Corporation, including, without limitation, the Special Collection Account. At its option, Bank may give Borrower immediate credit for amounts deposited into the Special Collection Account and charge Borrower on a monthly basis for interest on the difference between the Ledger Balance and the Collected Balance for the period of time from the date of deposit until the funds are collected. "Collected Balance" shall mean the book balance in a bank account, minus the aggregate amount of all checks and other items of payment in the process of collection, said amount to be computed in accordance with the Bank's standard practices. "Ledger Balance" shall mean the balance reflected on the books of the Bank of the amounts deposited in the Special Collection Account. In addition to the foregoing charges, Bank shall charge Borrower customer demand deposit account charges, including, but not limited to, item charges, bank wire charges, lock box charges, stop payment charges and other charges associated with demand deposit accounts used in financings of this kind.




                                       3                     __________ initials

      SECTION 1.11. Borrower shall have no right to prepay the indebtedness represented hereby (i) except for periodic repayments not resulting in termination of the agreement which arise out of application of funds in the Special Collection Account provided for in Section 1.10 and (ii) except for prepayment accompanied by termination of the Agreement in accordance with Section below 1.12 and accompanied by the Termination Fees provided for therein.

      SECTION 1.12. This Agreement shall remain in force and effect until the Loan and the Obligations, and any renewals or extensions, and all interest thereon and costs provided for herein with regard to either of them have been indefeasibly paid or satisfied in full and until the Bank has no further obligation to advance funds to the Borrower hereunder. Subject to the foregoing sentence, Borrower shall have the right to terminate this Agreement prior to the Maturity Date upon payment of all outstanding principal, accrued interest and other charges owing under the terms of this Agreement accompanied by payment of a Termination Fee as follows: (i) If termination, or if any portion is prepaid from the loan proceeds of another lender to Borrower occurs on or before November 1, 2001, Borrower shall pay to Bank a termination fee in the amount of $15,000; (ii) if termination occurs on or after November 1, 2001, there shall be no termination fee. The indemnities provided for in Section 8.10 shall survive the payment in full of the Loan and the Obligations and the termination of this Agreement. Any termination will be evidenced by a termination letter executed by Borrower which shall include such indemnifications and releases in favor of Bank as shall be required by Bank.

      SECTION 1.13. All sums paid to the Bank by Borrower hereunder shall be paid directly to the Bank in immediately available funds no later than 2:00 P.M., Birmingham, Alabama time on the date on which payment is due, except if such date is not a Business Day such payment shall then be due on the first Business Day after such date, but interest shall continue to accrue until the date payment is received. Any payment received after 2:00 p.m. Birmingham, Alabama, time shall be deemed to have been received on the immediately following Business Day for all purposes, including, without limitation, the accrual of interest on principal. The Bank shall send Borrower statements of all amounts due hereunder, which statements shall be considered correct and conclusively binding on the Borrower unless the Borrower notifies the Bank to the contrary within ten (10) days of its receipt of any statement which it deems to be incorrect. The Bank may, in its sole discretion, (a) charge against any deposit account of the Borrower all or any part of any amount due hereunder, any advances made by Bank to protect the Collateral, and any commitment or servicing fee due the Bank, and (b) advance to Borrower, and charge to the Loan, a sum sufficient each month to pay all interest accrued on the Loan and fees and expenses due under this Agreement, any advances made by Bank to protect the Collateral, and any commitment or servicing fee due the Bank, during or for the immediately preceding month or any month prior. Borrower shall be deemed to have requested an advance under the Loan upon the occurrence of an overdraft in any of Borrower's checking accounts maintained with the Bank or another bank owned by SouthTrust Corporation.

      SECTION 1.14. Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Bank from or on behalf of Borrower or from any of the Collateral, and Borrower does hereby irrevocably agree that Bank shall have the continuing exclusive right to apply such payments and collections received at any time or times hereafter by Bank or its agent against the Obligations, in such manner as Bank may deem advisable, notwithstanding any entry by Bank upon any of its books and records. If as the result of collections of Accounts or for any other reason, a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower but shall be available to Borrower at any time or times for so long as no Event of Default exists.

                            ARTICLE II - COLLATERAL




                                       4                     __________ initials

      SECTION 2.1. The repayment by Borrower of the indebtedness under the Revolving Loan and the Note, and the performance by Borrower of the Obligations, are and shall be secured by every mortgage, deed of trust, assignment, pledge, deed to secure debt and security agreement (whether one or more, the "Separate Agreements") which secures an obligation so defined as to include the Revolving Loan or the Note (including, without limitation, those Separate Agreements described below), and by all property of Borrower now or hereafter in the possession, control or custody of Bank (in which property Borrower hereby grants Bank a security interest to secure such indebtedness and obligations) and by all property in which Bank has or hereafter acquires a lien, security interest, or other right, including, without limitation, the property described below (in which property Borrower hereby grants Bank a security interest to secure such indebtedness and obligations) [describe property and Separate Agreements]:

      1. Security Agreement between Borrower and Bank dated ______________, or if no date is listed, bearing even date herewith (the "Security Agreement").

      2. Loan Agreement dated October 28, 1999, as amended, between European Micro Holdings, Inc., a Nevada corporation, American Micro Computers Centers, Inc., a Florida corporation, Nor-easter Micro, Inc., a Nevada corporation and SouthTrust Bank, and all "Security Instruments" referenced therein.

      3. Guaranty Agreements bearing even date herewith executed by Harry D. Shields and John B. Gallagher (the "Guaranty Agreements").

      4. Agreement to Maintain Liquid Assets bearing even date herewith executed by Harry D. Shields (the "Liquidity Agreement").

      5. All existing and future security agreements, pledge agreements, mortgages, deeds of trust, collateral assignments, and other similar security instruments executed by Borrower or any Affiliate of Borrower, including Nor'easter Micro, Inc., a corporation, and European Micro Holdings, Inc., a corporation.

The Separate Agreements are hereby incorporated herein by this reference. The property described above and the property described in every Separate Agreement is individually and collectively referred to in this Agreement as the "Collateral".

      SECTION 2.2. Borrower shall execute and deliver, or shall cause to be executed and delivered, such documents relating to the Collateral as Bank may from time to time request.

                                 ARTICLE III -
             REPRESENTATIONS AND WARRANTIES; CONDITIONS PRECEDENT

      Borrower represents and warrants to Bank that:

      SECTION 3.1. Borrower is a Nevada corporation duly organized and existing under the laws of the State of Nevada, County of ______________, and is qualified to do business in New Hampshire, Tennessee, and _________________, that Borrower's Federal Taxpayer Identification Number is 65-0804000 and that Borrower is qualified to do business in all jurisdictions in which it conducts its business. Borrower's principal place of business is at 808 3rd Avenue South, Nashville, Tennessee 37210. Borrower has not changed its name or been known by any other name within the last five (5) years nor has it been the surviving corporation in a merger effected within the last five (5)years. Borrower does not now use nor has it ever used any trade or fictitious name in the conduct of its business.




                                       5                     __________ initials

      SECTION 3.2. The execution and delivery of Borrower of, and the performance by Borrower of its obligations under, this Agreement, the Note and the Separate Agreements have been duly authorized by all requisite action on the part of Borrower and do not and will not (i) violate any provision of Borrower's articles of incorporation, by-laws, or other organizational documents, any law or any judgment, order or ruling of any court or governmental agency, or (ii) be in conflict with, result in a breach of, or constitute, following notice or lapse of time or both, a default under any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound.

      SECTION 3.3. Each of this Agreement and the Note is the legal, valid and binding agreement of Borrower enforceable against Borrower in accordance with its terms.

      SECTION 3.4. Except for the case of BIG BLUE EUROPE AND JEFF AND MARIE ALNWICK V. EUROPEAN MICRO HOLDINGS, INC., Borrower's parent, Case No. 99-CV-7380, United States Court for the Eastern District of New York, (the "Big Blue Litigation"), there are no pending or threatened actions or proceedings before any court or administrative or governmental agency that may, individually or collectively, adversely affect the financial condition or business operations of Borrower.

      SECTION 3.5. All financial statements of Borrower previously delivered by Borrower to Bank fairly and accurately presents the financial condition of Borrower as of such date and has been prepared in accordance with generally accepted accounting principles consistently applied or, if not so prepared, setting forth the manner in which such financial statement departs from generally accepted accounting principles. Since the date of said financial statements, there has been no material adverse change in the financial condition of Borrower, and, after due inquiry, there exists no material contingent liability or obligation assertable against Borrower.

      SECTION 3.6. All federal, state and other tax returns of Borrower required by law to be filed have been completed in full and have been duly filed, and all taxes, assessments and withholdings shown on such returns or billed to Borrower have been paid, and Borrower maintains adequate reserves and accruals in respect of all such federal, state and other taxes, assessments and withholdings. There are no unpaid assessments pending against Borrower for any taxes or withholdings, and Borrower knows of no basis therefor.

      SECTION 3.7. Borrower has no subsidiaries. Borrower is not a partner or joint venturer with any other Person or a participant in any business enterprise other than its own for which it is generally liable, nor does Borrower have any contingent liabilities of any description other than as indicated in the financial statements heretofore delivered to Bank. Borrower is not obligated as guarantor, surety or indemnitor under any indemnity, guaranty, surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person, except that Borrower has guaranteed certain indebtedness of its parent, European Micro Holdings, Inc., to Bank. No authorization or approval or other action by, and no notice to or filing with, any federal, state, or local government body, agency, or authority is required for the due execution, delivery, and performance by Borrower of this Agreement, the Note, or any of the Separate Agreements.

      SECTION 3.8. Borrower possesses all permits, memberships, franchises, contracts, licenses, trademark rights, trade names, patents, and other authorizations necessary to enable it to conduct its business operations as now conducted, and no filing with, and no consent, permission, authorization, order or license of, any individual, entity, or governmental authority is necessary in connection with the execution, delivery, performance or enforcement of this Agreement or the Note.



                                       6                     __________ initials

      SECTION 3.9. No event has occurred and is continuing which is, or which with the giving of notice or lapse of time or both would be, an Event of Default (as defined in Article VI) of this Agreement.

      SECTION 3.10. Borrower has good and marketable title to all of its properties and assets including, without limitation, the Collateral and the properties and assets reflected in the financial statements referenced in
Section 3.5.

      SECTION 3.11. The minimum funding standards of Section 302 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") have been met at all times with respect to all "plans" of Borrower to which such standards apply; Borrower has not made a "partial withdrawal" or a "complete withdrawal" from any "multi-employer plan"; and no "reportable event" or "prohibited transaction" has occurred with respect to any such "plan" (as all of the quoted terms are defined in ERISA).

      SECTION 3.12. Except as otherwise expressly disclosed by Borrower to Bank in writing on the date of this Agreement: No "hazardous substance" (as that term is defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ["CERCLA"]) has been released, discharged, disposed of, or stored on any of Borrower's owned or leased real or personal property by Borrower, by any third party, or by any predecessor in interest or title to Borrower; Borrower and all of Borrower's properties are in compliance with all applicable local, state and federal environmental laws and regulations; no notice has been served on Borrower by any governmental authority or any individual or entity claiming violation of any environmental protection law or regulation, or demanding compliance with any environmental protection law or regulation, or demanding payment, indemnity, or contribution for any environmental damage or injury to natural resources; no "hazardous substance" (as defined in CERCLA) is produced or used in Borrower's business; and no improvement on any real property owned or leased by Borrower contains any asbestos, including, without limitation, asbestos insulation on ceilings, piping or structural members or supports.

      SECTION 3.13. All Inventory has been produced, and during the term hereof will be produced, in compliance with the requirements of the Federal Fair Labor Standards Act. No Inventory is now, nor shall any Inventory at any time or times hereafter be, stored with a bailee, warehouseman or similar party.

      SECTION 3.14. Borrower is not engaged in any activity that might constitute a pattern of racketeering activity or in any other conduct that might subject all or a material portion of Borrower's assets to forfeiture.

      SECTION 3.15. All information furnished by Borrower to the Bank concerning the Borrower, its financial condition, the Collateral, or otherwise for the purpose of obtaining credit or an extension of credit, is, or will be at the time the same is furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give the Bank a true and accurate knowledge of the subject matter.

      SECTION 3.16. Bank shall not be obligated to make any advance under the Revolving Loan until Borrower shall have furnished to Bank, at Borrower's expense, such evidence as Bank from time to time may require regarding the truth or continued truth of the foregoing representations and warranties, including, without limitation, opinions of Borrower's outside legal counsel, opinions and certificates of Borrower's independent certified public accountants, surveys, appraisals, environmental audits by qualified environmental engineers selected by Bank, report of other independent consultants selected by Bank, and certificates of Borrower's officers. All such evidence must be in form and content satisfactory to Bank.



                                       7                     __________ initials

      SECTION 3.17. No Collateral or other property or interests of Borrower is or shall be located at any place other than as set forth in the Security Agreement.

                      ARTICLE IV - AFFIRMATIVE COVENANTS

      Borrower covenants and agrees that, so long as it may borrow under this Agreement or so long as any indebtedness remains outstanding under the Revolving Loan or under the Note, Borrower shall:

      SECTION 4.1. Deliver to Bank (i) within 30 days after each month an unaudited financial statement including a balance sheet and statements of income and cash flows, certified by Borrower's chief executive or chief financial officer to be correct and complete, (ii) within 90 days after the end of each fiscal year a financial statement including a balance sheet of Borrower as of the end of such year and statements of income, cash flows and changes in equity for such year, setting forth in each case in comparative form the corresponding figures for the previous year, together with accompanying schedules and footnotes, certified or compiled (at Bank's election) by the present independent certified public accountants of Borrower or by another firm of independent certified public accountants designated by Borrower which is satisfactory to Bank, such financial statement to be prepared in accordance with generally accepted accounting principles applied in a manner consistent with the financial statements previously furnished to Bank, or if not so prepared, setting forth the manner in which such financial statement departs from generally accepted accounting principles or from previous financial statements furnished to Bank by Borrower, and (iii) with reasonable promptness, such other information (including limitation, copies of tax returns and amendments thereto filed by Borrower) as Bank may request. Each said financial statement shall be accompanied by a Compliance Certificate in the form set forth in Exhibit "B".

      SECTION 4.2. Furnish the Bank with a copy of each letter written to the Borrower by its independent certified public accountant concerning internal controls and management review immediately upon receipt of same and any comments made by the Borrower with respect thereto and permit Bank to communicate directly with said accountants and with Borrower's insurance representatives and agents regarding the financial affairs and condition of Borrower, the books and records of Borrower, and insurance matters pertaining to Borrower's business.

      SECTION 4.3. Maintain its books, accounts and records in accordance with generally accepted accounting principles or, if not so maintained, setting forth the manner in which such books, accounts and records depart from generally accepted accounting principles, applied in a manner consistent with the financial statements previously furnished to the Bank, and shall permit any person or entity designated in writing by Bank to visit and inspect any of its properties, books and financial records, and to make copies thereof and take extracts therefrom, and to discuss Borrower's financial affairs with Borrower's financial officers and accountants.

      SECTION 4.4. Pay and discharge all taxes, assessments, fees, withholdings and other governmental charges or levies imposed upon it, or upon its income and profits, or upon any property belonging to it, prior to the date on which penalties attach thereto, unless the legality thereof shall be promptly and actively contested in good faith by appropriate proceedings, and unless adequate reserves for such liability are maintained by Borrower pending determination of such contest.

      SECTION 4.5. Maintain its existence in good standing in the state of its organization or incorporation and its qualification and good standing in all jurisdictions where such qualification is required under applicable law, and


                                       8                     __________ initials
conduct its business in the manner in which it is now conducted subject only to changes made in the ordinary course of business.

      SECTION 4.6. Promptly notify Bank in writing of the occurrence of any Event of Default or an event that with notice of the lapse of time or both, would become an Event of Default or of any pending or threatened litigation claiming damages in excess of $10,000 or seeking relief that, if granted, would adversely affect the financial condition or business operations of Borrower.

      SECTION 4.7. Maintain and keep in force at all times insurance of the types and in the amounts customarily carried in lines of business similar to Borrower's and such other insurance as Bank may require, including, without limitation, fire, public liability, casualty, property damage, wind damage, flood damage, and worker's compensation insurance, which insurance shall be carried with companies and in amounts satisfactory to Bank. All casualty and property damage insurance shall name Bank as mortgagee or loss payee, as appropriate, and shall provide for a minimum of ten (10) days' written notice to Bank before cancellation or amendment. Borrower shall deliver to Bank from time to time at Bank's request copies of all such insurance policies and certificates of insurance and schedules setting forth all insurance then in effect. Borrower hereby appoints Bank the attorney-in-fact for Borrower for purposes of obtaining, adjusting, settling, and canceling such insurance and endorsing in Borrower's name and giving receipt for checks and drafts issued in payment of losses and as returned premiums. Borrower hereby assigns all insurance policies at any time covering property that is Collateral for the Note and all returned and unearned premiums thereon to Bank as additional Collateral for the Note.

      SECTION 4.8. Keep all of its properties in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that Borrower's property shall be fully and efficiently preserved and maintained.

      SECTION 4.9. Perform or take, on request of Bank, such action as may be necessary or advisable to perfect any lien or security interest in the Collateral or otherwise to carry out the intent of this Agreement.

      SECTION 4.10. Pay or reimburse Bank on demand for any out-of-pocket expenses, including reasonable attorneys' fees, incurred by Bank in preparing or enforcing this Agreement, the Note, and the Separate Agreements, or in preparing or enforcing any amendment thereto, or in collecting the Revolving Loan and any other sum due under the Note or this Agreement after default by Borrower in the payment thereof.

      SECTION 4.11. Fund all of its "plans" to which the minimum funding standards of Section 302 of ERISA apply in accordance with such standards; furnish Bank, promptly upon Bank's request, copies of all reports or other statements filed with, or received from, the United States Department of Labor, the Internal Revenue Service, or the Pension Benefit Guaranty Corporation with respect to all of Borrower's "plans"; and promptly advise Bank of the occurrence of any "reportable event" or "prohibited transaction" with respect to any such "plan" (as all of the quoted terms are defined in ERISA).

      SECTION 4.12. Comply with all applicable present and future local, state and federal laws and regulations having application to the Borrower, to the Borrower's business or property, or to any of the Collateral, including, without limitation, all environmental protection or clean-up laws and regulations and all laws and regulations providing protection to persons with disabilities; notify Bank immediately if any "hazardous substance" (as defined in CERCLA) is released, discharged, disposed of, stored, or discovered on any real or personal property owned or leased by Borrower; notify Bank in writing within three days after Borrower receives notice from any governmental authority or any individual or entity claiming violation of any environmental protection law or regulation,


                                       9                     __________ initials
or demanding compliance with any environmental protection law or regulation, or demanding payment, indemnity, or contribution for any environmental damage or injury to natural resources; and permit Bank from time to time to observe Borrower's operations and to perform tests (including soil tests and ground water tests) for "hazardous substances" on any real or personal property owned or leased by Borrower.

      SECTION 4.13. Use the proceeds of the Revolving Loan only for repayment of existing working capital indebtedness existing as of Effective Date and thereafter for working capital purposes.

      SECTION 4.14. Furnish to Bank at least weekly (and more frequently if requested by Bank) a detailed accounts receivable aging report, a detailed accounts payable aging report, and an inventory report, all in form and substance, and containing such detail and information, as Bank shall request, and furnish to Bank copies of all physical inventory listings when prepared by Borrower.

      SECTION 4.15. Diligently pursue collection of all Accounts and other amounts due Borrower by others, including Affiliates of Borrower.

      SECTION 4.16. Provide Bank with a debt subordination agreement, in form and substance satisfactory to Bank, executed by Borrower and any Person who is an officer, director, shareholder, partner, member, owner or Affiliate of Borrower to whom Borrower is or hereafter becomes indebted, subordinating in right of payment and claim all of Debt owed by Borrower to any said Person and any future advances thereon to the full and final payment of the Obligations.

      SECTION 4.17. [reserved]


                        ARTICLE V - NEGATIVE COVENANTS

      Borrower covenants and agrees that, without the prior written consent of Bank, so long as it may borrow under this Agreement or so long as any indebtedness remains outstanding under the Revolving Loan or under the Note, Borrower shall not:

      SECTION 5.1. [reserved]

      SECTION 5.2. Create, incur, assume, or suffer to exist any indebtedness of any description whatsoever not existing as of the date of this Agreement, except
(i) indebtedness incurred under this Agreement, and (ii) any trade indebtedness incurred in the ordinary course of business payable within 60 days of its incurrence.

      SECTION 5.3. Merge, consolidate or enter into a partnership or joint venture with any other person or entity; or sell, lease, transfer or otherwise dispose of all or any substantial portion of its assets, except sales of inventory in the ordinary course of business; or change its name; or change the location of its chief executive office or principal place of business.

      SECTION 5.4. Guarantee or become contingently liable for any obligation or indebtedness of any other person or entity, except that Borrower may endorse negotiable instruments for collection in the ordinary course of business.

      SECTION 5.5. Make any loans, advances or extensions of credit to any person or entity.



                                       10                    __________ initials

      SECTION 5.6. Pay or declare any dividend on any of its capital stock after the date hereof, provided, however, that if Borrower is an S Corporation, it may pay dividends not to exceed the amount of income taxes payable by its shareholders attributable to Borrower's income.

      SECTION 5.7. Grant any lien on or security interest in, or otherwise encumber, any of its properties or assets including, without limitation, the Collateral, and, except for liens for taxes not yet due and payable or which are being actively contested in good faith by appropriate proceedings and for which adequate reserves are being maintained by Borrower and those liens disclosed to Bank by Borrower in writing prior to the execution of this Agreement, Borrower shall not permit to exist any lien, security interest or other encumbrance on any of its properties or assets.

      SECTION 5.8. Take, or fail to take, any act if such act or failure to act results in the imposition of withdrawal liability under Title IV of ERISA.

      SECTION 5.9. Release, discharge, dispose of, store, accept or receive for storage or disposal, or allow to be stored or disposed of, any "hazardous substance" (as defined in CERCLA) on or in any real or personal property owned or leased by Borrower, except as otherwise expressly consented to by Bank in writing; or release, discharge, use, transport, or dispose of any "hazardous substance" in an unlawful manner.

      SECTION 5.10. Purchase, acquire or lease property from, or sell, transfer or lease any inventory, materials, goods, equipment, assets, rights or property to, any Affiliate of Borrower, except in the ordinary course of Borrower's business and under terms and conditions which would apply if disinterested parties were involved.

      SECTION 5.11. Change the locations at which the Collateral is maintained; change the name, identity, or corporate structure of Borrower; adopt or make use of any fictitious or trade name not disclosed elsewhere in this Agreement; or change the location of its chief executive office.

      SECTION 5.12. Enter into any merger or consolidation or acquire all or substantially all of the assets of any Person; or sell, lease, or otherwise dispose of any of its assets in an aggregate amount exceeding $50,000 during any fiscal year, except sales in the ordinary course of its business; purchase or acquire the obligations or stock of or any other interest in any Person, except direct obligations of the United States of America or certificates of deposit or other investments issued by the Bank or by any bank designated in writing by the Bank; enter into any sale and lease-back arrangement, either directly or indirectly; hereafter create any Subsidiary or divest itself of any material assets by transferring them to any Subsidiary; transfer, sell, pledge, encumber or otherwise assign any shares of stock or other interest in any Subsidiary or permit any Subsidiary to sell or otherwise dispose of all or substantially all of its assets; or become or agree to become a general or limited partner in any general or limited partnership or a joint venturer in any joint venture.

      SECTION 5.13. Prepay any Debt except Debt to the Bank; provided, however, the Borrower may take ordinary trade discounts on purchases made in the ordinary course of business.

      SECTION 5.14. Enter into any sale and lease-back arrangement, either directly or indirectly.

      SECTION 5.15. Increase the salary and fringe benefits of any officer or director or shareholder or any Affiliate of any officer or director or shareholder of Borrower by more than _____% in any fiscal year from the amount paid in the previous fiscal year.



                                      11                     __________ initials

      SECTION 5.16. Deposit proceeds of the Collateral into any account other than the Special Collection Account.

      SECTION 5.17. Make any payment (principal or interest) with respect to Subordinated Debt, or with respect to any Debt that would be Subordinated Debt but for the absence of a subordination agreement in effect with respect thereto, if the making of such payment or the financial condition of Borrower immediately after said payment would violate the financial covenants contained in the Loan Agreement dated October 28, 1999, as amended, between European Micro Holdings, Inc., a Nevada corporation, American Micro Computers Centers, Inc., a Florida corporation, Nor'easter Micro, Inc., a Nevada corporation and SouthTrust Bank, except that Borrower shall be entitled to make payments with respect to such Debt to the extent provided in any subordination agreement in effect with respect thereto, but only during such time as no default or Event of Default exists hereunder.

      SECTION 5.18. Enter into any transaction, or permit any Subsidiary to enter into any transaction, which materially and adversely affects or may materially and adversely affect the Collateral or Borrower's ability to repay the Obligations or permit or agree to any material extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Account, including any of the terms relating thereto, other than discounts and allowances in the ordinary course of business.

                  ARTICLE VI - EVENTS OF DEFAULT AND REMEDIES

      SECTION 6.1. Any one or more of the following shall constitute an Event of Default hereunder by Borrower:

      (a) Failure to pay when due any payment of principal or interest due on the Note or any fee, expense, other sum due hereunder; or

      (b) Failure to pay when due any payment of principal or interest due on any other obligation for money borrowed or the deferred purchase price of goods or services; or

      (c)   Default under any Separate  Agreement or any other  document,  note,
            agreement,    mortgage,    security   agreement,    instrument,   or
            understanding with, held by, or executed in favor of Bank; or

      (d) Should any representation or warranty contained herein or made by or furnished on behalf of Borrower in connection herewith be false or misleading in any material respect as of the date made; or

      (e) Failure to perform or observe any covenant or agreement contained in Articles IV or V of this Agreement; or

      (f)   Failure to pay its debts generally as they become due; or

      (g) Borrower's or any guarantor's making or taking any action to make an assignment for the benefit of creditors, or petitioning or taking any action to petition any tribunal for the appointment of a custodian, receiver or any trustee for it or a substantial part of its assets, or commencing or taking any action to commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or debt or relief


                                       12                    __________ initials
             law or statute of any jurisdiction, whether now or hereafter in effect, including, without limitation, any chapter of the federal Bankruptcy Code; or, if there shall have been filed or commenced against Borrower or any Guarantor any such petition, application or proceeding which is not dismissed within 30 days or in which an order for relief is entered; or should Borrower or any such Guarantor by any act or omission indicate its approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties; or should Borrower or any such guarantor suffer to exist any such custodianship, receivership or trusteeship; or

      (h) Borrower's or any Guarantor's concealing, removing, or permitting to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or making or suffering a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or making any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid, or suffering or permitting, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint which is not vacated within 30 days after the date thereof; or

      (i)   Occurrence of any of the  following  with respect to Borrower or any
            Guarantor: death (if an individual), death, withdrawal or removal of a general partner (if a partnership), death of a member or manager (if a limited liability company), dissolution or cessation of business (if a general partnership, limited partnership or limited liability partnership, corporation, limited liability company or other organization), or insolvency; or

      (j) If the cancellation, termination or limitation of any guaranty of Borrower's obligations under this Agreement or the Loans shall occur, or if any such guarantor shall be in default under or breach the terms of any guaranty agreement between the Bank and such guarantor; or if any such guarantor should die; or if any subordination agreement executed by any creditor of Borrower or of any such guarantor in favor of the Bank should be canceled, terminated, or breached; or if any Guarantor's financial condition as represented in the last personal financial statement delivered to and received by Bank is substantially impaired; or

      (k) If Borrower or any Guarantor is a corporation and the ownership or power to vote more than fifty percent (50%) of the voting stock of such corporation is transferred, directly or indirectly (including through any voting trust, irrevocable proxy or the like), during any twelve (12) month period; or

      (l) If a final judgment for the payment of money in excess of $10,000 shall be rendered against the Borrower, or in the case of the Big Blue Litigation a final judgment for the payment of money in excess of reserves carried on the books of Borrower for said purpose, and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed, unless such judgment is fully covered by collectible insurance; or

      (m) If Borrower or any Guarantor shall be criminally indicted or convicted under any law that could lead to a forfeiture of any property of the Borrower or such Guarantor or the indictment of either Borrower or any Guarantor shall impair their respective abilities to do business; or



                                      13                     __________ initials

      (n) Any material loss, theft, damage or destruction not fully covered by insurance (as required by this Agreement and subject to such deductibles as Bank shall have agreed to in writing), or sale, lease or encumbrance of any of the Collateral or the making of any levy, seizure, or attachment thereof or thereon except in all cases as may be specifically permitted by other provisions of this Agreement; or

      (o) There shall occur any material adverse change in the financial condition or business prospects of Borrower or any Guarantor; or

      (p) If a creditor of Borrower shall obtain possession of any of the Collateral by any legal means; or

      (q) Should their occur any breach, default or "Event of Default" under or with respect to that certain Loan Agreement between American Micro Computer Center, Inc., a Florida corporation and Bank bearing even date herewith or any "Loan Document" referenced therein, or should said agreement terminate or cease to be in force and effect for any reason, including the repayment in full of the indebtedness referenced therein; or

      (r) Should there occur any "Event of Default" under that Loan Agreement dated October 28, 1999, as amended, between European Micro Holdings, Inc., a Nevada corporation, American Micro Computers
             Centers, Inc., a Florida corporation, Nor'easter Micro, Inc., a Nevada corporation and SouthTrust Bank, or any "Security Instrument" as defined therein, and without limiting the generality of the foregoing, should any financial covenant therein contained be breached, or should said Loan Agreement terminate for any reason, including the repayment in full of the indebtedness referenced therein; or

      (s) Should there occur any breach or event of default under or with respect to the Guaranty Agreements or the Liquidity Agreement; or

      (t) Should there occur any breach or default or "Event of Default" under or with respect to any other loan agreement, note, debt, instrument, agreement, indebtedness, pledge, or other obligation or undertaking of (i) European Micro Holdings, Inc., a Nevada corporation, (ii) American Micro Computer Center, Inc., a Florida corporation or (iii) any Affiliate of either said entity, to Bank.

      SECTION 6.2. Upon the occurrence and continuation of an Event of Default, Bank may (i) terminate all obligations of Bank to Borrower, including, without limitation, all obligations to lend money under this Agreement, (ii) declare immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, the Note and any other note of Borrower held by Bank, including, without limitation, principal, accrued interest and costs of collection (including, without limitation, reasonable attorneys' fees, if collected by or through attorney(s) who is/are not salaried employee(s) of Bank in bankruptcy or in other judicial proceedings) and (iii) pursue any remedy available to it under this Agreement, under the Note, under any other note of Borrower held by Bank, or available at law or in equity.

      SECTION 6.3. Upon and after the occurrence of any Event of Default, Bank may, and is hereby authorized by Borrower, at any time and from time to time, to the fullest extent permitted by applicable laws, and without advance notice to Borrower (any such notice being expressly waived by Borrower), set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and any other indebtedness at any time owing by Bank to, or for


                                      14                     __________ initials
the credit or the account of, Borrower against any or all of the Loans and Obligations and other liabilities and obligations of Borrower now or hereafter existing whether or not such obligations have matured and irrespective of whether Bank has exercised any other rights that it has or may have with respect to such Loans and Obligations and other liabilities and obligations, including, without limitation, any acceleration rights. The aforesaid right of set-off may be exercised by Bank against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of the creditors, receiver, or execution, judgment or attachment creditor of Borrower, notwithstanding the fact that such right of set-off shall not have been exercised by Bank prior to the making, filing or issuance, or service upon Bank of, or of notice of, any such petition; assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena, order or warrant. Bank agrees to notify Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Bank under this Section are in addition to the other rights and remedies (including, without limitation, other rights of setoff) which Bank may have.

                          ARTICLE  VII - DEFINITIONS

      SECTION 7.1. As used in this Agreement, the following terms shall have the meanings set forth below:

      (a) Accounting terms used herein but not specifically defined herein shall have the meanings normally given them by, and shall be calculated, both as to amounts and classification of items, in accordance with generally accepted accounting principles applied in a consistent manner from period to period.

      (b) "Account Debtor" means any Person who is or may become obligated under or on account of an Account.

      (c) "Accounts" means all accounts, accounts receivable, chattel paper, chattel mortgages, leases, instruments, documents, promissory notes, contracts for receipt of money, conditional sales contracts, and evidences of Debt of or owing to or acquired by Borrower whether now existing or hereafter arising, including, without limitation, (i) all accounts and other rights to payment of money which arise or result from Borrower's selling or other disposition of Borrower's goods or the providing of services by the Borrower,
             (ii) the proceeds of any  insurance  covering the  Collateral,  and
             (iii) the return of unearned insurance premiums.

      (d)   [reserved]


      (e) "Affiliate" shall mean any director or officer of Borrower or any Person who, directly, indirectly or beneficially, owns 5% or more of the capital stock of Borrower or any member of the immediate family of any such officer, director or stockholder, or any corporation or other entity which is controlled by, controls, or is under common control with the Borrower, including, without limitation, the Guarantors.

      (f) "Agreement" means this Revolving Loan Agreement, as amended or supplemented in writing from time to time.



                                      15                     __________ initials

      (g) "Bank" means the banking corporation or association named in the first sentence of this Agreement and which executes this Agreement below as "Bank".

      (h) "Borrower" means the person or entity named in the first sentence of this Agreement and who executes this Agreement below as "Borrower," for purposes of Section 3.11, 4.11, and 5.8, such term also includes any member of a "controlled group" (as defined in ERISA) of which the named Borrower is a member.

      (i)   [reserved]

      (j) "Capitalized Lease Obligations" means any Debt represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Debt shall be the capitalized amount of such obligations determined in accordance with GAAP.

      (k)   "CERCLA" is defined in Section 3.12.

      (l)   "Collateral" is defined in Section 2.1.

      (m) "Commitment Period means the period from the date of initial funding hereunder until the earlier to occur of the Maturity Date or the occurrence of an Event of Default.

      (n) "Debt" means the sum of (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) Capitalized Lease Obligations, (iii) all other items which in accordance with GAAP would be included in determining total liabilities as shown on a balance sheet of a person as at the date as of which Debt is to be determined.

      (o) "Eligible Accounts" shall include only Accounts arising in the ordinary course of Borrower's business from the sale of goods or rendition of services which Bank, in its sole credit judgment, deems to be an Eligible Account. Examples of Accounts which are not under any circumstance deemed to be Eligible Accounts by Bank are set forth on Exhibit "A" hereto.

      (p) "Eligible Inventory" shall mean Inventory valued at the lesser of cost or current market value, all of which Inventory is, at any given time, (a) not damaged or defective in any way; (b) not sold or segregated for sale and reflected as an Account of Borrower; (c) not consigned Inventory; (d) not inventory-in-transit or located in a place other than at the locations listed in Section 3.17; (e) not work-in-process Inventory; (f) not constituting packaging materials and supplies; (g) not Inventory evidenced by negotiable warehouse receipts or by non-negotiable warehouse receipts or documents of title which have not been issued in the name of Bank; (h) not subject to a document of title such as a warehouse receipt or bill of lading; and (i) not Inventory deemed ineligible by Bank in its sole discretion.

      (q)   "ERISA" is defined in Section 3.11.

      (r)   "Event of Default" is defined in Section 6.1.

      (s)   [reserved]



                                      16                     __________ initials

      (t)   "Governing State" shall mean the State of Alabama.

      (u) "Guarantor" means any person or entity who endorses the Note or who now or hereafter guarantees payment or collection of the Revolving Loan in whole or in part.

      (v) "Inventory" shall mean all inventory of whatever kind or nature of Borrower, now owned or hereafter acquired by Borrower, and wherever located, including, without limitation, all goods held for sale or lease or furnished or to be furnished under contracts, and any raw materials, goods in transit, work in process or finished goods, supplies, returned or repossessed goods, together with all goods and materials used or consumed in Borrower's business

      (w) "Loan Documents" shall mean this Agreement, the Note, the Security Agreement, each Separate Agreement, the guaranty agreements of guarantors, and each and every mortgage, deed of trust, guarantee, reimbursement agreement, credit agreement, loan agreement, note, security agreement, financing statement or other instrument executed and delivered to evidence the Loans or any other Obligation, to constitute collateral for the Loans or any other Obligation, or to evidence security for the Loans or any other
             Obligation, and any and all other agreements, instruments, and documents heretofore, now or hereafter, executed by Borrower and delivered to Bank in respect to the transactions contemplated by this Agreement.

      (x)   "Maturity Date" is defined in Section 1.1.

      (y) "Note" is defined in Section 1.1 and includes any promissory note or notes given in extension or renewal of, or in substitution for, the original Note.

      (z) "Obligation(s)" shall mean the "Obligations" as defined in the Security Agreement, together with all loans and all other advances, debts, liabilities, obligations, covenants and duties owing, arising, due or payable from Borrower to Bank of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement or any of the other Loan Documents or otherwise, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however evidenced or acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to Borrower under any of the Loan Documents and all rights Bank may at any time or times have to reimbursement in connection with any letter of credit or guaranty issued for Borrower's benefit.

      (aa) "Person" means an individual, partnership, corporation, joint stock company, firm, land trust, business trust, limited liability company, limited liability partnership, unincorporated organization, or other business entity, or a government or agency or political subdivision thereof.

      (bb)  "Revolving Loan" is defined in Section 1.1.

      (cc)  "Separate Agreement" is defined in Section 2.1.

      (dd) "Subordinated Debt" means the Debt of the Borrower which is fully subordinated to the Loan (including principal, interest, and agreed charges) in a manner satisfactory to the Bank (which may be either


                                      17                     __________ initials
            according to its terms or by separate agreement) and which Debt arises from the Borrower's actual receipt of cash and not from "in kind" or non cash consideration.

      (ee) "Subsidiary" means any corporate entity or partnership, or other business entity, controlling interest of which is owned by the Borrower.

      (ff)  [reserved]


                         ARTICLE VIII - MISCELLANEOUS

      SECTION 8.1. No delay or failure on the part of Bank in the exercise of any right, power or privilege granted under this Agreement or the Note, or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any Event of Default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against Bank unless made in writing and signed by Bank, and then only to the extent expressly specified therein.

      SECTION 8.2. All notices or consents required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made (i) when actually received, if delivered by hand or sent by facsimile or telegraphic transmission, or (ii) upon the earlier of the actual receipt or five (5) days after mailing, if sent by certified or registered mail, postage or prepaid, return receipt requested, and addressed to Borrower or to Bank as the case may be at the addresses listed on the first page of this Agreement. Either Borrower or Bank, or both, may change its address or facsimile number for notice purposes by notice to the other party in the manner provided herein.

      SECTION 8.3. This Agreement and the Note shall be governed by and construed and enforced in accordance with the substantive laws of the Governing State, without regard to that state's rules governing conflicts of law. Borrower consents to the nonexclusive jurisdiction of any court of original jurisdiction located in the Governing State, and, to the extent permitted by applicable law, waives any objection based on venue or forum non conveniens with respect to any action instituted in any such court. Borrower agrees that process in any such action will be sufficient if served on Borrower by certified mail, return receipt requested, or in any other manner provided by law. Notwithstanding the foregoing, Bank shall have the right to bring any action or proceeding against Borrower, or against the property of Borrower, in the courts of any other jurisdiction Bank deems necessary or appropriate in order to enforce the obligations of Borrower under this Agreement, and the Note, and any Separate Agreements.

      SECTION 8.4. All representations and warranties contained in this Agreement or made or furnished on behalf of Borrower in connection herewith shall survive the execution and delivery of this Agreement and the Note, shall be deemed to be made anew each time Borrower requests a loan under this Agreement, and shall survive until the Revolving Loan and all interest thereon are paid in full.

      SECTION 8.5. This Agreement shall bind and inure to the benefit of Borrower and Bank, and their respective successors and assigns; provided, however, Borrower shall have no right to assign its rights or obligations hereunder to any person or entity.

      SECTION 8.6. Time is of the essence in the payment and performance of every term and covenant of this Agreement and the Note.




                                      18                     __________ initials

      SECTION 8.7. This Agreement may be amended or modified, and Borrower may take any action herein prohibited, or omit to perform any action required to be performed by it, only if Borrower shall obtain the prior written consent of Bank to such amendment, modification, action or omission to act, and no course of dealing between Borrower and Bank shall operate as a waiver of any right, power or privilege granted under this Agreement, under the Note or the course of dealing between Borrower and Bank shall operate as a waiver of any right, power or privilege granted under this Agreement, under the Note or the Separate Agreements, or available at law or in equity. This Agreement, the Note, and the Separate Agreements contain the entire agreement between Borrower and Bank regarding the Revolving Loan and the Collateral. No oral representations or statements shall be binding on Bank, and no agent of Bank has the authority to vary the terms of this Agreement except in writing on the face hereof or on a separate page attached hereto.

      SECTION 8.8. All rights, powers and privileges granted hereunder shall be cumulative, and shall not be exclusive of any other rights, powers and privileges granted by the Note or any other document or agreement, or available at law or in equity.

      SECTION 8.9. Upon the occurrence and during the continuation of an Event of Default, Borrower recognizes Bank's right, without notice or demand, to apply any indebtedness due or to become due to Borrower from Bank in satisfaction of any of the indebtedness, liabilities or obligations of Borrower under this Agreement, under the Note, or under any other note, instrument, agreement, document or writing of Borrower held by or executed in favor of Bank, including, without limitation, the right to set off against any deposits or cash collateral of Borrower held by Bank. In addition to the right of setoff, as additional collateral for the Revolving Loan, Borrower hereby grants to Bank a continuing lien on and security interest in all deposit accounts of Borrower now or hereafter held by Bank, including all certificates of deposit now or hereafter issued to Borrower by Bank.

      SECTION 8.10. Borrower hereby agrees to indemnify Bank and its officers, directors, agents and attorneys against, and to hold Bank and all such other persons harmless from, any claims, demands, liabilities, costs, damages, and judgments (including, without limitation, liability under CERCLA, the Federal Resource Conservation and Recovery Act, or other environmental law or regulation, and costs of defense and attorneys' fees) resulting from Borrower's breach of any of the covenants set forth in Articles IV or V of this Agreement. In addition, Borrower will indemnify and hold Bank harmless from and against any liability, claim, cost or expense incurred by Bank or imposed against Bank for any stamp tax, intangible tax, or other tax, fee or charge imposed by any governmental entity arising out of or relating to the Note(s), the Security Agreement, or this Agreement or the transactions anticipated herein. These agreements of indemnity shall be continuing agreements and shall survive payment of the Revolving Loan and the Note and termination of this Agreement.

      SECTION 8.11. The provisions of this Agreement are independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision shall be invalid or unenforceable in whole or in part. If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

      SECTION 8.12. A photocopy of this agreement may be filed as a financing statement in any public office.



                                      19                     __________ initials

      SECTION 8.13. All obligations of each Person named as Borrower shall be joint and several obligations of all such Persons.

      SECTION 8.14. To the fullest extent permitted by applicable law, Borrower waives (i) presentment, demand and protest and notice of presentment, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Bank on which Borrower may in any way be liable; (ii) notice prior to Bank's taking possession or control of any of the Collateral or any bond or security which might be required by any court prior to allowing Bank to exercise any of Bank's remedies, including the issuance of an immediate writ of possession; (iii) the benefit of all valuation, appraisement and exemption laws; (iv) any right Borrower may have upon payment in full of the Obligations to require Bank to terminate its security interest in the Collateral until the execution by Borrower of an agreement indemnifying Bank from any loss or damage Bank may incur as the result of dishonored checks or other items of payment received by Bank from Borrower or any Account Debtor and applied to the Obligations; and (v) notice of Bank's acceptance hereof or of any Separate Agreement.

      SECTION 8.15. Borrower hereby irrevocably designates, makes, constitutes and appoints Bank (and all Persons designated by Bank) as Borrower's true and lawful attorney (and agent-in-fact) and Bank, or Bank's agent, may, without notice to Borrower and in either Borrower's or Bank's name, but at the cost and expense of Borrower:

            8.15.1. At such time or times hereafter as Bank or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Bank or under Bank's control; and

            8.15.2. At such time or times as Bank or its agent in its sole discretion may determine (and irrespective of whether an Event of Default exists): (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral; (iii) sell or collect any of the Accounts or other Collateral upon such terms, and for such amounts and at such time or times as Bank deems advisable; (iv) take possession, in any manner, of any item of payment or proceeds relating to any Collateral and apply the same to the Obligations; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) during such time as a lock box arrangement may be in effect, if any, receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Bank may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Bank or any other bank on account of the Obligations; (viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, and any other Collateral and to which Borrower has access; (xi) make and adjust claims under policies of insurance; and (xii) for and in the name of Borrower to give instructions and direct any bank or financial institution in which proceeds of the Collateral are deposited to turn over said proceeds to Bank; and (xiii) do all other acts and things


                                      20                     __________ initials
necessary, in Bank's determination, to fulfill Borrower's obligations under this Agreement.

      SECTION 8.16. Borrower will at all times keep accurate and complete records of the Collateral, and the Bank or its agents shall have the right to call at Borrower's place or places of business at intervals to be determined by Bank, upon reasonable notice and during Borrower's regular business hours, and without hindrance or delay, to inspect and examine the Inventory and the Equipment and to inspect, audit, check, and make abstracts from the books, records, journals, orders, receipts, computer printouts, correspondence and other data relating to the Collateral or to any other transactions between the parties hereto. If requested by Bank, Borrower agrees to make its books, records, journals, orders, receipts, computer printouts, correspondence, and other data relating to the Collateral available at the Bank's main office for inspection, audit and checking by the Bank or its agents.

      SECTION 8.17. Regardless of any provision contained in this Agreement or any of the Separate Agreements, in no event shall the aggregate of all amounts that are contracted for, charged or collected pursuant to the terms of this Agreement, the Note or any of the Separate Agreements, and that are deemed interest under applicable law, exceed the Maximum Rate. No provision of this Agreement or in any of the Separate Agreements or the exercise by Bank of any right hereunder or under any Separate Agreement or the prepayment by Borrower of any of the Obligations or the occurrence of any contingency whatsoever, shall entitle Bank to charge or receive, or to require Borrower to pay, interest or any amounts deemed interest by applicable law (such amounts being referred to herein collectively as "Interest") in excess of the Maximum Rate, and all provisions hereof or in any Separate Agreement which may purport to require Borrower to pay Interest exceeding the Maximum Rate shall be without binding force or effect to the extent only of the excess of Interest over such Maximum Rate. Any Interest charged or received in excess of the Maximum Rate ("Excess"), shall be conclusively presumed to be the result of an accident and bona fide error, and shall, to the extent received by Bank, at the option of Bank, either be applied to reduce the principal amount of the Obligations or returned to Borrower. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate unaccrued interest, and no such interest will be collected by Bank. All monies paid to Bank hereunder or under any of the Separate Agreements shall be subject to any rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Bank, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Bank, all interest at any time contracted for, charged or received from Borrower in connection with this Agreement shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations. Borrower and Bank shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into the Note and each Separate Agreement (whether or not any provision of this Section is referred to therein). "Maximum Rate" shall be the maximum non-usurious rate of interest permitted by applicable law that any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Debt in question or, to the extent permitted by applicable law, under such applicable laws that may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow. Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be).




                                      21                     __________ initials

      SECTION 8.18. WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER AND BANK HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT, THE NOTES, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AND BANK AGREE THAT EITHER OR BOTH OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

      SECTION 8.19. This Agreement and the credit facilities described herein are intended to be an amendment and restatement of Borrower's existing indebtedness to Bank. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction of Borrower's indebtedness to Bank.

      WITNESS the hand of the parties hereto on or as of the date first above written.

                                    BORROWER:

                                    NOR'EASTER MICRO, INC., a Nevada corporation



                                    By:
                                        --------------------------------------
                                    Title:
                                           -----------------------------------

Attest:
            ------------------------
Title:
            ------------------------

      [CORPORATE SEAL]


                                    BANK:

                                    SOUTHTRUST BANK

                                    By:
                                        --------------------------------------
                                    Its:
                                         -------------------------------------






                                      22                     __________ initials

                                   EXHIBIT "A"

             EXAMPLES OF ACCOUNTS DISQUALIFIED AS ELIGIBLE ACCOUNTS

Examples of Accounts which are not under any circumstance deemed to be Eligible Accounts by Bank include the following:

      (i) it arises out of a sale made by Borrower to a Subsidiary or to an Affiliate of Borrower or to a Person controlled by an Affiliate or Subsidiary of Borrower; or

      (ii) it is unpaid for the lesser of (i) more than sixty (60) days after the original due date shown on the invoice or (ii) more than ninety
             (90) days after the original invoice date; or

      (iii) fifty percent (50%) or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or

      (iv) the total unpaid Accounts of the Account Debtor exceed twenty-five percent (25%) of the net amount of all Accounts, to the extent of such excess; or

      (v)    any  covenant,   representation  or  warranty   contained  in  this
             Agreement with respect to such Account has been breached; or

      (vi) the Account Debtor is also Borrower's or an Affiliate's creditor or supplier, or has disputed liability with respect to such Account, or has made any claim with respect to any other Account due from such Account Debtor to Borrower or an Affiliate, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor or an Affiliate of the Account Debtor; or

      (vii) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed of it or for all or a significant portion of its assets or affairs; or

      (viii) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or

      (ix) Bank believes, in its sole judgment, that collection of such Account is insecure or that payment thereof is doubtful or will be delayed by reason of the Account Debtor's financial condition; or

      (x) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless Borrower assigns its right to payment of such Account to Bank, in form and substance satisfactory to Bank, so as to comply with the Assignment of Claims Act of 1940, as amended; or



                                 Exhibit "A" - 1             __________ initials

      (xi)   the Account is subject to a lien; or

      (xii) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

      (xiii) the total unpaid Accounts of the Account Debtor exceed a credit limit determined by Bank, in its sole discretion, to the extent such Account exceeds such limit; or

      (xiv) the Account is evidenced by chattel paper, a note, or an instrument of any kind, or has been reduced to judgment; or

      (xv) Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or

      (xvi) Borrower has made an agreement with the Account Debtor to extend the time of payment thereof; or

      (xvii) the  Account  arises from a retail sale of goods to a Person who is
             purchasing  same  primarily  for  personal,   family  or  household
             purposes; or

      (xviii) the Account Debtor is not a resident citizen of the United States or a corporate entity or partnership formed and existing under the laws of the United States or a political subdivision thereof or the Account arises from a sale to an Account Debtor outside the United States or it arises out of a shipment of Inventory, goods or products to an address other than an address in the United States, unless in each case the Account is covered by credit insurance or a letter of credit acceptable to Bank in the exercise of its sole discretion; or

      (xix) the Account is deemed ineligible by the Bank in its sole judgment and discretion.

      In addition, Eligible Account shall not include any portion of an Account which consists of service charges, late charges or penalties, interest of Account Debtors, or other charges relating to the extension of credit by the Borrower or the timing of payment by Account Debtor.

      In determining the aggregate amount of Eligible Accounts, there shall be excluded from consideration any credit balance of an Account Debtor which is more than 90 days old as measured from the date of original posting of said credit balance to Borrower's books and records.




                                 Exhibit "A" - 2             __________ initials

                                  EXHIBIT "B"

                            COMPLIANCE CERTIFICATE

SouthTrust Bank
Post Office Box 2554
Birmingham, Alabama 35290
Attn: Asset-Based Lending Department

      In accordance with the requirements of that certain Loan and Security Agreement ("Loan Agreement") dated ___________, 2000, between _____________________________ ("Borrower") and SouthTrust Bank, the undersigned officer(s) of ("Borrower"), based upon my (our) review of the balance sheets and statements of income of the Borrower for the (month, quarter, fiscal year) ending _____________, ______, DO HEREBY CERTIFY THAT:

      (1) We are in compliance with all financial covenants set forth in the Loan Agreement.

      (2) To the best of my (our) knowledge, Borrower has kept, observed, performed, and fulfilled each and every undertaking contained in the Loan Agreement and is not at this time in default in the observance or performance of any terms or conditions of the Loan Agreement, on the date hereof, except as follows:
        ----------------------------------------------------.
                                      (if none, so state)

      (3) And, no Event of Default has occurred and is continuing that, with the giving of notice or the passage of time or both, would be an Event of Default, on the date hereof, except as follows:

----------------------------------------------------------------------.
                        (if none, so state)

Without limiting the generality of the foregoing, Borrower is solvent as of the date hereof.

I (we) further certify to you that:

      No material adverse change has occurred in either the financial condition or the business of the Borrower since the date of the Loan Agreement and that all representations and warranties set forth within the Loan Agreement are true as of the date hereof.

      During the period noted above, Borrower has not changed its name, its place of business, principal executive officers, nor has it become a surviving corporation in a merger, nor has it changed the places where the Collateral is located.

      Executed this ____ day of _______________, 20____.





                                 Exhibit "B" - 1             __________ initials

                                    Signed:
                                                ------------------------------
                                    Print Name:
                                                ------------------------------
                                    Print Title:
                                                ------------------------------


                                    Signed:
                                                ------------------------------
                                    Print Name:
                                                ------------------------------
                                    Print Title:
                                                ------------------------------


                                    ON BEHALF OF:


                                    ------------------------------------------

                                    ("Borrower")


















                                 Exhibit "B" - 2             __________ initials